UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

_________________________

FORM 8-K
_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 2, 2010

TEXAS INDUSTRIES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-4887	75-0832210
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1341 West Mockingbird Lane Dallas, Texas		75247
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code:  (972) 647-6700

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

□   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03     Material Modifications to Rights of Security Holders

On January 14, 2010, Texas Industries, Inc. (the “Company”) filed a Form 8-K announcing that on January 13, 2010, the Board of Directors had unanimously approved an amendment to the Rights Agreement dated as of November 1, 2006 between the Company and Mellon Investor Services LLC to change the final expiration date of the Rights Agreement from November 1, 2016 to November 1, 2012.  Amendment No. 1 to Rights Agreement was executed by the Company and Mellon Investors Services LLC on February 2, 2010, to be effective January 13, 2010.  A copy of such Amendment No. 1 is attached hereto as Exhibit 4.1.

Item 9.01     Financial Statements and Exhibits.

(d)           Exhibits

4.1           Amendment No. 1 to Rights Agreement, executed on February 2, 2010 to be effective as of January 13, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Texas Industries, Inc.

By: /s/ Frederick G. Anderson
       Frederick G. Anderson
       Vice President and General Counsel
Date: February 8, 2010